UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2004

Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3103 Philmont Avenue, Huntingdon Valley, PA	19006

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 938-8000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

     On December 9, 2004, Toll Brothers, Inc. issued a press release which contained Toll Brothers, Inc.’s results of operations for its three-month and 12-month periods ended October 31, 2004, a copy of which release is attached hereto as Exhibit 99.1 to this report.

     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure

     On December 9, 2004, Toll Brothers, Inc. will host a conference call for investors to discuss the results of operations for its three-month and 12-month periods ended October 31, 2004 and 2003, and to discuss the expected results of operations for its fiscal year 2005. A summary of the guidance to be given for its expected results of operations for fiscal 2005 is attached hereto as Exhibit 99.2 to this report.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(c). Exhibits.

      The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item

99.1*	Press release of Toll Brothers, Inc. dated December 9, 2004 announcing its financial results for the three-month and 12-month periods ended October 31, 2004.

99.2*	Outline of guidance to be given by Toll Brothers, Inc. on its conference call of December 9, 2004 related to expected results of operations for each of its four quarters and fiscal year ending October 31, 2005.

•	Filed electronically herewith.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: December 9, 2004	By:	Joseph R. Sicree

Joseph R. Sicree Vice President, Chief Accounting Officer